Earnings Per Common Share	12 Months Ended
Dec. 31, 2024
Earnings per share [abstract]
Earnings Per Common Share

8. Earnings Per Common Share

The following table presents information necessary to calculate the EPS for the years ended December 31, 2024, 2023 and 2022:

	2024		2023		2022
	Basic	Diluted	Basic	Diluted	Basic	Diluted
	(in million pesos)
Net income attributable to equity holders of PLDT from:
Continuing operations	32,307	32,307	26,655	26,655	11,085	11,085
Discontinued operations	—	—	(41)	(41)	(600)	(600)
Consolidated net income attributable to common shares	32,307	32,307	26,614	26,614	10,485	10,485
Dividends on preferred shares (Note 19)	(59)	(59)	(59)	(59)	(59)	(59)
Consolidated net income attributable to common equity holders of PLDT	32,248	32,248	26,555	26,555	10,426	10,426

	(in thousands, except per share amounts which are in pesos)
Outstanding common shares at beginning of year	216,056	216,056	216,056	216,056	216,056	216,056
Weighted average number of common shares	216,056	216,056	216,056	216,056	216,056	216,056

EPS from continuing operations	149.26	149.26	123.10	123.10	51.03	51.03
EPS from discontinued operations	—	—	(0.19)	(0.19)	(2.77)	(2.77)
EPS attributable to common equity holders of PLDT	149.26	149.26	122.91	122.91	48.26	48.26

Basic EPS amounts are calculated by dividing our consolidated net income for the period attributable to common equity holders of PLDT (consolidated net income adjusted for dividends on all series of preferred shares, except for dividends on preferred stock subject to mandatory redemption) by the weighted average number of common shares issued and outstanding during the year.

Diluted EPS amounts are calculated in the same manner assuming that, at the beginning of the year or at the time of issuance during the year, all outstanding options are exercised, convertible preferred shares are converted to common shares, and appropriate adjustments to our consolidated net income are effected for the related income and expenses on preferred shares. Outstanding stock options will have a dilutive effect only when the average market price of the underlying common share during the year exceeds the exercise price of the stock option.

Convertible preferred shares are deemed dilutive when required dividends declared on each series of convertible preferred shares divided by the number of equivalent common shares, assuming such convertible preferred shares are converted to common shares, decreases the basic EPS. As such, the diluted EPS is calculated by dividing our consolidated net income attributable to common shareholders (consolidated net income, adding back any dividends and/or other charges recognized for the year related to the dilutive convertible preferred shares classified as liability, less dividends on non-dilutive preferred shares except for dividends on preferred stock subject to mandatory redemption) by the weighted average number of common shares excluding the weighted average number of common shares held as treasury shares, and including the common shares equivalent arising from the conversion of the dilutive convertible preferred shares.

Where the effect of the assumed conversion of the preferred shares and the exercise of all outstanding options has an anti-dilutive effect, basic and diluted EPS are stated at the same amount.